Execution Version
Exhibit 10.1
SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT
THIS SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of July 18, 2025 (the “Second Amendment Effective Date”), is by and among Berry Corporation (bry), a Delaware corporation (the “Borrower”), each of the Guarantors, each of the Lenders that is a signatory hereto and Texas Capital Bank, a Texas state bank, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Guarantors, the Lenders party thereto from time to time, the Administrative Agent and the L/C Issuer are parties to that certain Senior Secured Revolving Credit Agreement dated as of December 24, 2024 (as in effect immediately prior to the execution hereof, including as previously amended by that certain First Amendment to Senior Secured Revolving Credit Agreement, dated as of April 4, 2025, the “Existing Credit Agreement”; and the Existing Credit Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to enter into this Amendment to, among other things, amend the Existing Credit Agreement as set forth herein effective as of the Second Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to this Amendment. Section 1.04 of the Credit Agreement is incorporated herein by reference mutatis mutandis as if fully set forth herein, except to the extent directly conflicting with the immediately preceding sentence.
Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3, Section 6.19 of the Existing Credit Agreement is hereby amended and restated to read as follows:
Section 6.19 Maintenance of Ratings. The Borrower will maintain a private corporate rating (but not any specific rating) from S&P and a private corporate family rating (but not any specific rating) from Moody’s.
For the avoidance of doubt, nothing in this Amendment amends or modifies the Annex, Exhibits or Schedules to the Existing Credit Agreement.
Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction or the waiver of the following conditions precedent:
1

3.1    Counterparts. The Administrative Agent shall have received counterparts of this Amendment from the Administrative Agent, the Credit Parties, and each of the Lenders constituting at least the Majority Lenders signed on behalf of such persons.

3.2    Fees, Expenses etc. The Borrower shall have paid (i) all accrued and unpaid fees owing under the Existing Credit Agreement in connection with this Amendment and payable on or prior to the Second Amendment Effective Date and (ii) all reasonable and documented out-of-pocket fees and expenses of the Administrative Agent associated with the Amendment contemplated herein, incurred on or before the effectiveness of this Amendment and that have been invoiced to the Borrower at least one (1) Business Day prior to the Second Amendment Effective Date and not previously paid.
3.3    No Default. No Default or Event of Default shall have occurred and be continuing at the time of and immediately after giving effect to this Amendment.
3.4    Representations and Warranties. All of the representations and warranties made by the Credit Parties under the Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent that (i) any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Second Amendment Effective Date, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) any such representations and warranties are already qualified by materiality, Material Adverse Effect or other similar qualification, in which case, such representations and warranties are true and correct in all respects.
Without limiting the generality of the provisions of Section 9.04 of the Existing Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or be satisfied with, each document or other matter required under this Section 3 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Second Amendment Effective Date specifying its objection thereto. The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.
Section 4.    Miscellaneous.
4.1    Confirmation and Effect. The provisions of the Existing Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended hereby.
4.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly
(i) acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Existing Credit Agreement, as amended hereby (including, without limitation, the Guaranty and all Liens granted pursuant to the Security Agreement and the other Loan Documents) and the other Loan Documents to which it is a party, (iii) acknowledges, renews and continues its liability under the Existing Credit Agreement, as amended hereby (including, without limitation, the Guaranty and all Liens granted pursuant to the Security Agreement and the other Loan Documents) and the other Loan Documents to which it is a party, (iv) agrees that the Security Agreement and the other Loan Documents to which it is a

2

party remain in full force and effect with respect to the Guaranteed Obligations, (v) represents and warrants to the Lenders and the Administrative Agent that all of the representations and warranties of such Credit Party under the Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date and after giving effect to the amendments set forth in Section 2, except to the extent that (A) any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Second Amendment Effective Date, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date and (B) any such representations and warranties are already qualified by materiality, Material Adverse Effect or other similar qualification, in which case, such representations and warranties are true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally (including Debtor Relief Laws) and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Amendment, no Default or Event of Default exists.
4.3    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Delivery of an executed counterpart of a signature page of this Amendment, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
4.4    Final Agreement. This Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.5    Governing Law; Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Sections 10.09(b), 10.09(c), and 10.09(d) of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

3

4.6    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent.

4.7    Indemnity; Damage Waiver. Section 10.03 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.
4.8    Titles of Sections. All titles or headings to the sections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.
4.9    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
4.10    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.11    Loan Document. This Amendment constitutes a Loan Document under and as defined in the Credit Agreement.
[Signature Pages Follow.]

4

The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:	BERRY CORPORATION (BRY), a Delaware corporation By: Name: Jeff Magids Title: Vice President, Chief Financial Officer
GUARANTORS:	BERRY PETROLEUM COMPANY, LLC, a Delaware limited liability company By: Name: Jeff Magids Title: Vice President, Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

MACPHERSON ENERGY, LLC,
a Delaware limited liability company

By:         Name: Jeff Magids
Title: Vice President, Chief Financial Officer
MACPHERSON OIL COMPANY LLC,
a California limited liability company

By:         Name: Jeff Magids
Title: Vice President, Chief Financial Officer
MACPHERSON ROUND MOUNTAIN HOLDINGS,
LLC, a California limited liability company

By:         Name: Jeff Magids
Title: Vice President, Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

MACPHERSON POWER COMPANY, LLC,
a California limited liability company

By:         Name: Jeff Magids
Title: Vice President, Chief Financial Officer

MACPHERSON POWER COMPANY, L.P.,
a California limited partnership
By: MACPHERSON POWER COMPANY, LLC, its general
partner

By:         Name: Jeff Magids
Title: Vice President, Chief Financial Officer
MACPHERSON OPERATING COMPANY, LLC,
a California limited liability company

By:         Name: Jeff Magids
Title: Vice President, Chief Financial Officer
MACPHERSON OPERATING COMPANY, L.P.,
a California limited partnership
By: MACPHERSON OPERATING COMPANY, LLC, its
general partner

By:         Name: Jeff Magids
Title: Vice President, Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

MACPHERSON POWER COMMERCIAL SERVICES,
LLC, a California limited liability company

By:         Name: Jeff Magids
Title: Vice President, Chief Financial Officer
MACPHERSON POWER COMMERCIAL SERVICES,
L.P., a California limited partnership

By: MACPHERSON POWER COMMERCIAL SERVICES,
LLC, its general partner

By:             Name: Jeff Magids
Title: Vice President, Chief Financial Officer

MACPHERSON LAND COMPANY, LLC,
a California limited liability company

By:         Name: Jeff Magids
Title: Vice President, Chief Financial Officer
MACPHERSON LAND COMPANY, L.P.,
a California limited partnership
By: MACPHERSON LAND COMPANY, LLC, its general
partner

By:         Name: Jeff Magids
Title: Vice President, Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

MACPHERSON GREEN POWER COMPANY, LLC,
a California limited liability company

By:         Name: Jeff Magids
Title: Vice President, Chief Financial Officer
CJ BERRY WELL SERVICES MANAGEMENT, LLC,
a Delaware limited liability company

By:             Name: Jeff Magids
Title: Vice President, Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

C&J WELL SERVICES, LLC,
a Delaware limited liability company

By:         Name: Jeff Magids
Title: Vice President, Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

ADMINISTRATIVE AGENT:    TEXAS CAPITAL BANK, as Administrative
Agent

By:
Name: Marc Graham
Title:    Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT - BERRY CORPORATION (BRY)J

LENDERS:    TEXAS CAPITAL BANK, as a Lender
By:
Name: Marc Graham Title:    Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT - BERRY CORPORATION (BRY)J

LENDERS:	MACQUARIE FUNDING LLC, as a Lender

By:

Name: David Schmidt
Title: Division Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

Title:

Division Director

By:
Name: James Jordan
Title:
Executive Director - CGM Legal

[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

LENDERS:    Cargill, Incorporated
as a Lender

By:

Name: Adam Blumhardt Title: Authorized Signer

[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

LENDERS:	Goldman Sachs Lending Partners LLC , as a Lender
By:
Name: Priyankush Goswami
Title: Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT - BERRY CORPORATION (BRY)]